UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

LINDSAY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13419	47-0554096
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18135 Burke Street, Suite 100 Omaha, Nebraska	68022
(Address of principal executive offices)	(Zip Code)

(402) 829-6800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Human Resources and Compensation Committee of the Board of Directors of Lindsay Corporation (the “Company”) has adopted the Management Incentive Plan for the Company’s fiscal year ending August 31, 2020 (the “2020 MIP”) under which the Company’s senior officers can earn annual cash incentive awards. Each current senior officer who will be a named executive officer in the Company’s proxy statement for its fiscal 2020 annual meeting is a participant in the 2020 MIP.

The 2020 MIP establishes target bonus amounts for each participating officer ranging from 40% to 110% of such officer’s base salary. Participants are eligible for awards of between 0% and 200% of their target bonus depending on the achievement of certain Company financial performance criteria and strategic goal performance criteria. The Company financial performance component and strategic goal performance component are weighted as 80% and 20% of the overall performance criteria for each participant, respectively. The Company financial performance component is based on achieving stated goals for fiscal 2020 revenue and operating margin percentage, with target bonuses for these subcomponents keyed to the Company’s fiscal 2020 operating budget. The amount of bonus awarded under the strategic goal performance component is dependent upon demonstrated improvement in the Company’s organizational health relative to a benchmark of other companies, based on the results of a survey to be administered by a third-party consultant.

Item 7.01. Regulation FD Disclosure.

A copy of a slide presentation that representatives of the Company may use for upcoming meetings with investors and other interested parties is furnished herewith as Exhibit 99.1. Additionally, the presentation will also be posted on the “Investor Presentation” portion of the Company’s website at http://www.lindsayir.com/Presentations. Information obtained from or linked to the foregoing website shall not be deemed to be included in this Current Report on Form 8-K. For important information about forward-looking statements contained in the slide presentation, please see the slide titled “Safe Harbor Statement” in Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being “furnished” and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Investor Presentation – November 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2019	LINDSAY CORPORATION

	By:	/s/ Brian L. Ketcham
Brian L. Ketcham, Senior Vice President and
Chief Financial Officer